Exhibit 10.2 EXECUTION VERSION FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER This FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER (this “Amendment”), is entered into as of September 28, 2016, by and among Basic Energy Services, Inc., as Borrower (the “Borrower”), the guarantors party hereto (together with Borrower, the “Loan Parties”), the Lenders party hereto, and Bank of America, N.A. (“BofA”), as Administrative Agent for the Lenders (in such capacity, “Agent” and collectively with the Lenders, the “Lender Parties”), Swing Line Lender and L/C Issuer. RECITALS A. Borrower, the other Loan Parties, Agent and the other Lenders Parties are parties to that certain Temporary Limited Waiver, dated as of September 14, 2016 (as amended, the “Temporary Limited Wavier”), pursuant to which, among other things, the Lender Parties agreed, upon the terms and subject to the conditions set forth in the Temporary Limited Waiver, to temporarily waive the Anticipated Event of Default (as defined in the Temporary Limited Waiver) during the Temporary Limited Waiver Period (as defined in the Temporary Limited Waiver). B. Borrower, the other Loan Parties, Agent and the Lenders (including the Lenders party hereto) are parties to that certain Amended and Restated Credit Agreement, dated as of November 26, 2014 (as has been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, upon the terms and subject to the conditions set forth in the Credit Agreement, to make loans and other extensions of credit, including the issuance of letters of credit, to Borrower. C. Borrower has requested that the Lenders party hereto, which constitute the Required Lenders, amend the Temporary Limited Waiver to extend the Temporary Limited Waiver Period. D. In accordance with Section 20 of the Temporary Limited Waiver and subject to the terms hereof, the Required Lenders and the Loan Parties have agreed to amend the Temporary Limited Waiver to extend the Temporary Limited Waiver Period. NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed to them in the Temporary Limited Wavier or the Credit Agreement, as applicable. All references to herein, hereto and words of similar import mean this Amendment. SECTION 2. Amendment. Each Loan Party and the Lenders party hereto hereby agree, effective as of the Effective Date (defined below), that the Temporary Limited Waiver is

2 amended by amending and restating clause (f) of Section 3 thereof in its entirety to read as follows: “(f) As used herein, the term “Temporary Limited Waiver Period” shall mean the period beginning on the Effective Date and ending on the earliest to occur of (the occurrence of an event described in clause (i), (ii) or (iii) below , a “Termination Event”): (i) the occurrence or existence of any Event of Default (other than the Anticipated Event of Default), (ii) notice from the Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined below), (iii) the date on which the Noteholder Forbearance (as defined below) has terminated or (iv) the later of (A) October 16, 2016 or (B) such later date as the Required Lenders and the Borrower may agree in their respective sole discretion.” SECTION 3. Effectiveness. This Amendment shall become effective at the time (the “Effective Date”) that the following conditions precedent have been satisfied: (a) the Agent shall have received duly executed signature pages for this Amendment signed by the Agent, the Required Lenders, Borrower and the other Loan Parties; (b) the Agent shall have received evidence reasonably satisfactory to it that the Term Loan Agent and the “Required Lenders” (as defined in the Term Loan Agreement) have agreed to an extension of the temporary limited waiver of the Anticipated Event of Default and any other anticipated Events of Default under the Term Loan Agreement as to which Borrower has given notice during the period corresponding to the Temporary Limited Waiver Period as extended hereby; and (c) the Agent shall have received evidence reasonably satisfactory to it that the holders of at least 51% of the 2019 Senior Notes have agreed to forbear (the “Noteholder Forbearance”) from accelerating the maturity of the 2019 Notes as a result of the Anticipated Event of Default during the period corresponding to the Temporary Limited Waiver Period as extended hereby. SECTION 4. No Other Amendments; Reservation of Rights; No Waiver. Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Temporary Limited Wavier shall remain in full force and effect. Section 21 of the Temporary Limited Waiver is incorporated into this Amendment and agreed to, reaffirmed and restated by the Loan Parties as of the Effective Date. SECTION 5. Governing Law; Consent to Jurisdiction and Venue. This Amendment and the transactions contemplated hereby, and all disputes between the parties under or relating to this Amendment or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Section 10.14 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 6. Construction. Section 1.02 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

3 SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. SECTION 8. Severability. Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 9. Section Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. SECTION 10. Waiver of Jury Trials. Section 10.15 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 11. Final Agreement, Etc. Section 10.21 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. [Signature pages to follow]

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above. BASIC ENERGY SERVICES, INC. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER GUARANTORS: ACID SERVICES, LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER BASIC ENERGY SERVICES, L.P. By: Basic Energy Services GP, LLC, its sole general partner By: Basic Energy Services, Inc., its sole member By:/s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary BASIC ENERGY SERVICES LP, LLC By: /s/Jerry Tufly Name: Jerry Tufly Title: Sole Manager and President